UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 19, 2006

THE BLACK & DECKER CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-1553 (Commission File Number)	52-0248090 (IRS Employer Identification No.)

701 East Joppa Road, Towson, Maryland (Address of principal executive offices)	21286 (Zip Code)

Registrant's telephone number, including area code   410-716-3900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] [ ] [ ] [ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

As more fully described in Note 1 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005, the Corporation was required to adopt Statement of Financial Accounting Standards (SFAS) No. 123R, Share-Based Payment, effective January 1, 2006. SFAS No. 123R requires the Corporation to expense share-based payments, including employee stock options, based on their fair value. SFAS No. 123R permits public companies to adopt its requirements using one of two methods. As previously disclosed, the Corporation anticipated adopting SFAS No. 123R under the modified retrospective method. The modified retrospective method permits entities to restate all prior periods presented based on the amounts previously recognized under SFAS No. 123, Accounting for Stock-Based Compensation, for purposes of pro forma disclosures. As permitted by SFAS No. 123, the Corporation previously accounted for share-based payments to employees under Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees, using the intrinsic value method and, as such, generally recognized no compensation costs for employee stock options.

For informational purposes, the Corporation has included as Exhibit 99.1 to this Current Report on Form 8-K unaudited consolidated statements of earnings for each of the five years in the period ended December 31, 2005, and for each of the quarters in the year ended December 31, 2005, to reflect the adoption of SFAS No. 123R for share-based payments under the modified retrospective method.

As more fully described in Note 18 of Notes to Consolidated Financial Statements included in Item 8 of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 (Note 18), the Corporation assesses the performance of its reportable business segments based upon a number of factors, including segment profit. For segment reporting purposes, elements of segment profit and certain other segment data are translated using budgeted rates of exchange. Budgeted rates of exchange are established annually and, once established, all prior period segment data is restated to reflect the translation of elements of segment profit and certain other segment data at the current year’s budgeted rates of exchange. Amounts included in the first table of Note 18 under the captions “Reportable Business Segments” and “Corporate, Adjustments, & Eliminations” are reflected at the Corporation’s budgeted rates of exchange for 2005. The amounts included in that table under the caption “Currency Translation Adjustments” represent the difference between consolidated amounts determined using the budgeted rates of exchange for 2005 and those determined based upon the rates of exchange applicable under accounting principles generally accepted in the United States.

The Corporation has established budgeted rates of exchange for 2006 and, accordingly, segment data for prior periods has been updated to reflect the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2006. Further, the Corporation’s measure of segment profit includes the allocation of share-based compensation. Accordingly, segment data for prior periods has been restated to reflect such allocation of share-

based payments in connection with the Corporation’s adoption of SFAS No. 123R under the modified retrospective method.

For informational purposes, the Corporation has included as Exhibit 99.2 to this Current Report on Form 8-K selected unaudited supplemental information about its business segments for 2005, 2004, and 2003 updated to reflect both the translation of elements of segment profit and certain other segment data at the budgeted rates of exchange for 2006 and to reflect the allocation of share-based payments in connection with the Corporation’s adoption of SFAS No. 123R under the modified retrospective method.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Unaudited statement of earnings for each of the five years in the period ended December 31, 2005, and for each of the quarters in the year ended December 31, 2005, to reflect the adoption of SFAS No. 123R for share-based payments under the modified retrospective method.

Exhibit 99.2	Selected unaudited supplemental information about the Corporation’s business segments for each of the three years in the period ended December 31, 2005, and for each of the quarters in the years ended December 31, 2005 and 2004.

THE BLACK & DECKER CORPORATION

S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BLACK & DECKER CORPORATION By: /s/ CHRISTINA M. MCMULLEN Christina M. McMullen Vice President and Controller

Date: April 19, 2006